KAYNE ANDERSON MUTUAL FUNDS
                          SUPPLEMENT TO THE PROSPECTUS
                     AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1997

                         SUPPLEMENT DATED MARCH 13, 1998

This supplement amends the expense information for the Kayne Anderson Intermediate Tax-Free Bond Fund (the "Fund"). The Adviser has agreed to further reimburse the Fund in the current fiscal year to the extent necessary that its ratio of total operating expenses to average net assets will not exceed 0.75%.

                                                         Kayne Anderson
                                                         Intermediate Tax-Free
                                                         Bond Fund

Shareholder Transaction Expenses:

Maximum sales charge on purchases                        None
         (As a percentage of offering price)
Sales charge on reinvested dividends                     None
Redemption Fee                                           None
Exchange Fee                                             None

Total Annual Fund Operating Expenses:
         (As a percentage of average net assets)

Management fee                                           0.50%
12b-1 expenses                                           None
Other expenses after expense reimbursement               0.25%
Total operating expenses after expense reimbursement     0.75%

                                     EXAMPLE

                              One Year    Three Years    Five Years    Ten Years
Kayne Anderson
Intermediate Tax-Free
Bond Fund                        $8          $24            $42           $93

All remaining information remains unaffected, this change only relates to the Adviser increasing the reimbursement to the Fund.